SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2010

BLOGGERWAVE, INC.

 (Exact name of registrant as specified in its charter)

Nevada	0-53631	26-3126279
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
800 West El Camino Real Suite 180 Mountain View, CA 94040
(Address of principal executive offices)
O: 650.943.2490 F: 650.962.1188
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 7, 2010, M&K CPAS, PLLC (“MKC”) was engaged as the registered independent public accountant for Bloggerwave, Inc. (the “Registrant”), a Nevada corporation and the Davis Accounting Group (“DAG”) was dismissed as the registered independent public accountant for the Registrant. The decisions to appoint MKC and dismiss DAG were approved by the Board of Directors of the Registrant on April 7, 2010.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in our accountant’s report on the financial statements for the past two years, DAG's reports on the financial statements of the Registrant for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For the two most recent fiscal years and any subsequent interim period through DAG's termination on April 7, 2010, DAG disclosed the uncertainty regarding the ability of the Registrant to continue as a going concern in its accountant’s report on the financial statements.

In connection with the audit and review of the financial statements of the Registrant through April 7, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with DAG's opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Registrant for the years ended December 31, 2009 and 2008 and interim unaudited financial statements through April 7, 2010, there have been no reportable events with the Registrant as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to April 7, 2010, the Registrant did not consult with MKC regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Registrant’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Registrant and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided a copy of the foregoing disclosures to DAG prior to the date of the filing of this report and requested that DAG furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Davis Accounting Group, P.C., dated April 29, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 29, 2010	Bloggerwave, Inc.

By: /s/ Ulrik Svane Thomsen
Ulrik Svane Thomsen
Its: President and Principal Executive Officer

3